Exhibit 10.31

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission


ALUMINUM SHAPES
An Arch America Company



         TO:      Gary Ihrke / Craig Lepa - Featherlite

         FROM:    Scott Kendall

         DATE:    March 23, 2001

         RE:      Metal Pricing



                  Quantity:      ***** pounds
                  Deliver:       ***** pounds (3rd Qtr. 2001)
                                 ***** pounds (4th Qtr. 2001)

                  Price:         Solids:        Based on $*****
                                 Hollows:       "      " $*****

         Also, the shortfall of ***** # will be used by June 30, 2001, with a $***** increase per month to cover carrying charges. We fully understand business conditions "stink", so I'm hoping you find the above satisfactory.




Agreed upon


/s/ Craig Lepa
-----------------
Gary Ihrke / Craig Lepa




              ALUMINUM SHAPES LLC 9000 River Road Delair, NJ 08110
                         856-662-5500 Fax: 856-662-8934